Van Kampen Trust for Investment Grade New York Municipals
                          Item 77(O) 10F-3 Transactions
                       April 1, 2003 - September 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts

 State of                                                            UBS Paine
 New York                                                              Webber
 General    05/02/  2,386,   $105.6 $252,050  1,535,  0.609%   0.89  Inc, Bear
Obligation    03      837      0        ,       000             7%   Stearns &
Refunding                              000                            Co Inc,
  Bonds,                                                             Citigroup
  Series                                                               Global
  2003C                                                               Markets
                                                                        Inc,
                                                                      Goldman
                                                                      Sachs &
                                                                     Co, Lehman
                                                                     Brothers,
                                                                       Morgan
                                                                      Stanley,
                                                                       Advest
                                                                      Inc, MR
                                                                       Beal &
                                                                      Company,
                                                                       First
                                                                       Albany
                                                                     Corporatio
                                                                       n, RBC
                                                                        Dain
                                                                      Rauscher
                                                                        Inc,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                       Co, JP
                                                                       Morgan
                                                                     Securities
                                                                        Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                      Inc and
                                                                        Loop
                                                                      Capital
                                                                      Markets

  Nassau
  County                                                             UBS Paine
 Interim                                                               Webber
 Finance                                                                Inc,
Authority                                                             Goldman
(A Public   05/16/  4,616,   $109.1 $503,745  1,000,  0.199%   0.58   Sachs &
 Benefit      03      431      2      ,000      000             2%      Co,
Corporatio                                                           Citigroup
 n of the                                                              Global
 State of                                                             Markets
New York)                                                               Inc,
Sales Tax                                                              Morgan
 Secured                                                              Stanley,
  Bonds,                                                             MR Beal &
  Series                                                              Company,
2003 A & B                                                             First
                                                                       Albany
                                                                     Corporatio
                                                                     n, Merrill
                                                                      Lynch &
                                                                        Co,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                      RBC Dain
                                                                      Rauscher
                                                                      Inc and
                                                                     Roosevelt
                                                                      & Cross
                                                                        Inc

                                                                     JP Morgan
Dormitory                                                            Securities
Authority                                                            Inc, Bear
  of the                                                             Stearns &
 State of                                                             Co Inc,
 New York   06/06/  3,312,   $108.0 $357,710  1,500,  0.419%   0.86    Lehman
  Court       03      129      0      ,000      000             7%   Brothers,
Facilities                                                             Morgan
  Lease                                                               Stanley,
 Revenue                                                               first
Bonds (The                                                             Albany
 City of                                                             Corporatio
 New York                                                             n, CIBC
  Issue)                                                               World
  Series                                                              Markets,
  2003A                                                               Jackson
                                                                     Securities
                                                                        LLC,
                                                                      Goldman
                                                                      Sachs &
                                                                       Co, JB
                                                                     Hanauer &
                                                                      Company,
                                                                       Prager
                                                                      Sealy &
                                                                     Co, David
                                                                       Lerner
                                                                     Associates
                                                                        Inc,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co,
                                                                     Citigroup
                                                                       Global
                                                                      Markets
                                                                     Inc, Quick
                                                                      & Reilly
                                                                        Inc,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                     UBS Paine
                                                                     Webber Inc
                                                                        and
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co


 Tobacco
Settlement                                                              Bear
Financing                                                             Stearns,
Corporatio                                                              UBS
    n                                                                Financial
(State of                                                             Services
New York)   06/09/  19,176   $108.9 $2,089,8  1,500,  0.072%   2.00     Inc,
  Asset-      03     ,408      8       45,      000             %     Goldman
  Backed                               000                            Sachs &
 Revenue                                                             Co, Lehman
  Bonds,                                                             Brothers,
  Series                                                              Merrill
  2003A                                                               Lynch &
  (State                                                              Co, Banc
Contingenc                                                           of America
y Contract                                                           Securities
 Secured)                                                             LLC, BNY
Fixed Rate                                                            Capital
                                                                      Markets,
                                                                     CIBC World
                                                                      Markets,
                                                                     Newman and
                                                                     Associates
                                                                     , Raymond
                                                                      James &
                                                                     Associates
                                                                     , RBC Dain
                                                                      Rauscher
                                                                        Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                        Inc,
                                                                     Ramirez &
                                                                     So Inc and
                                                                      Wachovia
                                                                        Bank